UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 Current Report
                                  Pursuant to
                             Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported): August 25, 2004


                        ALLMERICA FINANCIAL CORPORATION
                        -------------------------------
             (Exact name of Registrant as specified in its charter)


        Delaware                      1-13754                    04-3263626
  (State or other jurisdic-    (Commission File Number)      (I.R.S. Employer
   tion of incorporation)                                    Identification No.)



               440 Lincoln Street, Worcester, Massachusetts 01653
               --------------------------------------------------
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (508) 855-1000
                                 --------------
              (Registrant's telephone number, including area code)




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Item 7.01. Regulation FD Disclosure

On August 25, 2004, Allmerica Financial Corporation announced that it expects to incur approximately $30 million in pre-tax catastrophe losses related to Hurricane Charley. The anticipated charges will be reflected in the Company's third quarter results. The press release is furnished as Exhibit 99.1 hereto.


Item 9.01. Financial Statements and Exhibits

(a) Not applicable.

(b) Not applicable.

(c) Exhibits.

The following exhibit is furnished herewith.

Exhibit 99.1 Press Release dated August 25, 2004, announcing third quarter catastrophe losses related to Hurricane Charley.



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SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              Allmerica Financial Corporation
                                              -------------------------------
                                              Registrant

                                              By: /s/ J. Kendall Huber
                                                 ------------------------
                                                  J. Kendall Huber
                                                  Senior Vice President,
                                                  General Counsel,
                                                  and Assistant Secretary







Date: August 25, 2004


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


Exhibit Index

Exhibit 99.1 Press  Release,  dated August 25, 2004,  announcing  third  quarter catastrophe losses related to Hurricane Charley.




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